------------                                                        ------------
     No.                   CHARTERED UNDER THE LAWS OF                 Shares
                          THE UNITED STATES OF AMERICA
------------                                                        ------------


                     FIRST FEDERAL FINANCIAL SERVICES, INC.

                             EDWARDSVILLE, ILLINOIS

                          FULLY PAID AND NON-ASSESSABLE
                        PAR VALUE TEN CENTS ($0.10) EACH

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                    SUBJECT TO RESTRICTIONS, SEE REVERSE SIDE


THIS CERTIFIES that                                              is the owner of
                            SHARES OF COMMON STOCK OF

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
                a federally chartered subsidiary holding company

        The shares evidenced by this certificate are transferable only on the books of First Federal Financial Services, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

        The interest in First Federal Financial Services, Inc. evidenced by this certificate may not be retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the charter and bylaws of First Federal Financial Services, Inc. THE CAPITAL STOCK EVIDENCED HEREBY IS NOT AN ACCOUNT OF AN INSURABLE TYPE AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY.

        This certificate is not valid unless coutersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, First Federal Financial Services, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be hereunto affixed.


By                                            By
   -----------------------------                  -----------------------------
    SECRETARY                                     PRESIDENT

        The Board of Directors of First Federal Financial Services, Inc. (the "Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

        The shares represented by this certificate may not be cumulatively voted on any matter.

        Special meetings of the stockholders shall be called upon the written request of the holders of not less than 10% of all the outstanding capital stock of the Company entitled to vote at the meeting.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


   TEN COM  - as tenants in common          UNIF GIFT MIN ACT  -                Custodian
                                                                  -------------           ------------
                                                                      (CUST)                 (MINOR)
   TEN ENT  - as tenants by the entireties
                                                                   Under Uniform Gifts to Minors Act
   JT TEN   - as joint tenants with right
               of survivorship and not as                      ---------------------------------------
               tenants in common                                                 (STATE)


     Additional abbreviations may also be used though not in the above list


For value received, _____________________ hereby sell, assign and transfer unto

              ----------------------------------------------------

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        PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


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                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


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_________________________Shares of the Common Stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated,
       -----------------------------

In the presence of                             Signature:


-------------------------------                ----------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.